UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-56112	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 S. Balwain Avenue, Suite 107 Arcadia, California	91007
(Address of principal executive offices)	(Zip Code)

(855) 707-2077

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Change of Plan of Operations

As a result of several factors, including but not limited to difficulties in commencing a new business during the ongoing COVID-19 pandemic, the management of Genufood Energy Enzymes Corp. (the “Company” or “we”) has decided that we will not pursue the previously announced business plan to sell and distribute Physiological Sea Water and Nasal Spray in Taiwan and the United States. We had previously also announced that for similar reasons, we were not going to restart the Company’s historic enzymes products business.

At this time, the Company does not have a specific business plan that it intends to pursue. Instead, it will consider a variety of business plans and strategies in an effort to maximize stockholder value over time. We will consider a range of businesses and various other strategies for the Company, which may also include the possibility of merging with an unidentified company.

In respect of the latter possible strategy, we would identify and evaluate and, if such evaluation warrants, negotiate and consummate a transaction pursuant to which we would acquire, merge with, combine with or engage in a similar transaction with, a privately-owned company that is seeking the perceived advantages of being a publicly held corporation in the United States. Collectively, we refer to such a transaction as a “business combination” and we refer to the company with which we would engage in a business combination as the “target company”. If we pursue a business combination, our focus over the next 12 months and beyond would be to achieve long-term growth potential and stockholder value through a business combination with the target company, rather than focusing on operating a business on our own. If a business combination is consummated, we expect that there will be a change of control of the Company.

Alternatively, we may still identify an operating business that we would pursue on our own. We would need to raise significant capital in order to do this, although the amount of capital we would need cannot be determined unless and until such a business opportunity presents itself and we were able to prepare an operating budget for a new business.

Regardless of which strategy we pursue, we will continue to need capital to meet our expenses, primarily overhead and the professional fees related to the cost of compliance as a reporting company. To date, Jui Pin (John) Lin, our President and Chief Executive Officer, has provided such capital periodically in the form of convertible debt. We may also raise equity, debt, convertible debt or a combination of any of the foregoing, from other parties for the capital we may need for any of the purposes specified in this report. There is no agreement in place between the Company and Mr. Lin, or anyone else, for such capital to continue to be made available to us as needed, and we cannot guarantee that any such capital will continue to be available to us on favorable terms, or at all, in the future.

Certain Regulatory Matters

Based on the current and proposed business activities described above, the Company is a “blank check” company pursuant to Rule 419(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Securities and Exchange Commission (the “SEC”) defines a blank check company as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.”

Rule 419 requires, among other things, that the proceeds of any public offering of penny stock securities by a blank check company, and all securities issued by a blank check company in such an offering, must be placed in a formal escrow or trust account until certain conditions specified in Rule 419 have been satisfied. In addition, many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions.

As we have previously disclosed in other SEC reports, pursuant to Rule 12b-2 under the Exchange Act, we are also a “shell company” because we have no or nominal assets (other than cash) and no or nominal operations. As such, we are subject to a variety of regulations. As we have also previously disclosed, certain specific rules and regulations of the SEC apply to shell companies, including the following:

●	Shell companies may not register securities in connection with an employee benefit plan while they are a shell company and for 60 days after reporting certain current public information to the SEC regarding transactions or events resulting in the termination of shell company status.

●	Shareholders of shell companies may not rely on the exemption from registration provided by Rule 144 under the Securities Act (“Rule 144”), until the following primary requirements have been satisfied: (i) one year has elapsed since the company ceases to be a shell company and certain current information has been timely filed with the SEC regarding the cessation of the company’s status as a shell company; (ii) the company is subject to the reporting requirements under the Exchange Act; and (iii) the company has been current in all of its periodic SEC filings for the 12 months preceding the contemplated sale of stock.

●	Reporting shell companies are required to disclose transactions and events that result in a shell company ceasing to be a shell company. Such disclosure is typically made on a Current Report on Form 8-K, which requires extensive information about the transactions and events in issue.

Risk Factors

There are relatively low barriers to becoming a blank check company or shell company, thereby increasing the competitive market for a small number of business opportunities.

There are relatively low barriers to becoming a blank check company or shell company. A newly incorporated company with a single stockholder and sole director and officer may become a blank check company or shell company by voluntarily subjecting itself to the reporting requirements of the SEC by filing and seeking effectiveness of a registration statement on Form 10, thereby registering its common stock pursuant to Section 12(g) of the Exchange Act with the SEC. Assuming no comments to the Form 10 have been received from the SEC, the registration statement is automatically deemed effective 60 days after its filing. The relative ease and low cost with which a company can become a blank check or shell company can increase the already highly competitive market for a relatively limited number of suitable target companies with which to consummate a successful business combination.

We may not successfully consummate a business combination.

We may not successfully identify and evaluate a suitable target company or conclude a business combination. Although our management will endeavor to evaluate the risks inherent in a particular target business, due to our limited financial and personnel resources, cultural and linguistic differences or other factors, we may not ascertain or assess all significant risk factors in a business combination. We may not be able to negotiate any business combination on favorable terms or at all.

Management has no prior experience as directors or officers of a blank check company.

Our directors and officers have no prior experience serving as directors or officers of a blank check company with the business purpose of acquiring a target business. The inexperience of our directors and officers in this regard and the fact that the analysis and evaluation of a potential business combination is to be taken under their supervision may adversely affect our ability to identify and consummate a successful business combination.

There is significant competition for companies that are suitable for a business combination.

We are in a highly competitive market for a relatively small number of business opportunities which could reduce the likelihood of consummating a successful business combination. We are, and will continue to be, a minor participant in the business of seeking business combinations with target companies. A large number of established and well-financed entities, including small public companies, private equity firms, hedge funds and venture capital firms, are active in mergers and acquisitions of companies that may be suitable target companies for us.  Nearly all of these entities with which we would compete for target companies have significantly greater financial resources, technical expertise and managerial capabilities than we do.  Additionally, we will be competing with other companies who have a similar business model to ours, including special purpose acquisition companies, commonly known as SPACs, and other strategic acquirers.  Consequently, we will face stiff competition and may be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination with a target company. These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination on favorable terms or at all.

We have not conducted any market research, which may adversely affect our ability to identify a target company.

We have not conducted, and may not conduct, any market research concerning prospective business opportunities, favorable industries or leading businesses in different market niches, nor have others made the results of such market research available to us. Therefore, there may be inadequate market demand for a business combination or any target company we may select. Consequently, it is possible that after the expenditure of significant time and money to identify and conduct due diligence on a target company, we may be unable to finance the business combination or finance the Company following the consummation of a business combination.  Conventional private or public offerings of securities or conventional bank financing may not be available to us in connection with our business model now or ever.

We have not identified a specific potential target company and there are no existing agreements for a business combination at this time.

Despite very preliminary informal discussions with one potential target company, we have no arrangement, agreement or understanding, in principle or otherwise, to engage in a business combination with any identified target company, nor conducted any due diligence with respect thereto. While we have virtually unrestricted flexibility in identifying and selecting a prospective target company at any stage of development, there is also a risk that any funds invested in our securities will not, in turn, be invested in a company with successful business operations.

Our future success will be highly dependent on the ability of our management to locate and attract a suitable acquisition candidate.

The success of our plan of operations will depend to a great extent on the operations, financial condition and management of the target company. While our current management intends to seek a business combination with a target company having an established operating history, we may not be successful in locating suitable target companies meeting such criterion. In the event we complete a business combination, the success of our operations may be largely or almost completely dependent upon management of the target company and numerous other factors beyond our control.

We may consider a business combination with a target company which has recently commenced operations, is a developing company in need of additional funds for expansion into new products or markets, is seeking to develop one or more new products or services, or is an established business which may be experiencing financial or operating difficulties and is in need of additional capital itself. Moreover, any target business that is selected may be financially unstable, in the early stages of development or growth, including businesses without established records of sales or earnings, or businesses in an industry characterized by a high level of risk. In that event, we will be subject to various risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies, which may include the need to raise substantial additional capital, borrow money, secure expensive or hard to obtain materials, delays in getting products or services to market, increased competition from larger companies or other competitors who are able to attract funding, and the need for additional or different personnel to bring the business to the next level of development.

The time and cost of preparing a private company to become a public reporting company may preclude us from entering into a business combination with certain private target companies.

Target companies that fail or are unwilling to be prepared to comply with SEC reporting requirements may delay or preclude their acquisition. Sections 13 and 15(d) of the Exchange Act require reporting companies to provide certain information about significant acquisitions, including certified financial statements for the company acquired, covering one or more years, depending on the relative size of the acquisition. The time and additional costs that may be incurred by some target companies to prepare these statements may significantly delay or even preclude the consummation of a business combination even assuming a suitable target company is identified. Suitable target companies that do not have or are unable to obtain the required audited financial statements, or are not prepared to share extensive information about themselves publicly, may be inappropriate for a business combination with us so long as we are subject to the reporting requirements of the Exchange Act.

Depending upon the nature, size and type of the target company with which we may consummate a business combination, we may not be able to attract the attention of major brokerage firms even following the acquisition.

Given our limited financial resources, operating history and experience in the business of operating a blank check company for the purpose of engaging in a business combination with a private target company, it is likely that, even if we are able to consummate a business combination, securities analysts of major brokerage firms may not provide coverage of our Company.  There may be little incentive to brokerage firms to recommend the purchase of our Common Stock because of limited trading, low stock price or various other factors. We may also not be successful in locating an investment banking firm to help raise capital for our Company after the completion of a business combination.

Even following a business combination, our common stock may not be listed on NASDAQ or any other stock exchange.

Following a business combination, we may seek the listing of our Common Stock on NASDAQ or The New York Stock Exchange. However, we may not be able to meet the initial listing standards of either of those or any other stock exchange, or be able to maintain a listing of our common stock on either of those or any other stock exchange. After completing a business combination and until our common stock is listed on the NASDAQ or another stock exchange, we expect that our Common Stock would continue to trade on the OTCQB or on the OTC Pink Markets, where our stockholders may find it more difficult to effect transaction in our common stock or obtain accurate quotations as to the market value of our common stock. In addition, we would be subject to an SEC rule that, if we failed to meet the criteria set forth in such rule, imposes various practice requirements on broker-dealers who sell securities governed by such rule to persons other than established customers and accredited investors. Consequently, such rule may deter broker-dealers from recommending or effecting transactions in our common stock, which may further affect its liquidity. This might also make it more difficult for us to raise additional capital following a business combination.

We may be subject to further government regulation which would adversely affect our operations.

Although we are subject to the reporting requirements under the Exchange Act, management currently believes we will not be subject to registration and regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), since we will not be engaged in the business of investing or trading in securities of other entities. However, if we engage in any activity, including but not limited to business combinations which result in our holding passive investment interests in one or more entities, we could be subject to registration and regulation under the Investment Company Act. If so, we would be required to register as an investment company and could be expected to incur significant registration and additional compliance costs, as well as substantive regulation of our Company’s business. Any violation of the provisions of the Investment Company Act, or the rules and regulations thereunder, could subject us to material adverse consequences including but not limited to significant fines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: September 2, 2020	By:	/s/ Jui Pin Lin

Jui Pin Lin
Chief Executive Officer